Exhibit 99.2

        SELECTED UNAUDITED PRO FORMA FINANCIAL DATA OF GMAI AND THE BK&S
          AUCTION BUSINESSES (Divisions of Collectors Universe, Inc.)

           The unaudited pro forma condensed combined financial statements present a business combination between Greg Manning Auctions, Inc. ("GMAI") and the BK&S Auction Businesses (Division of Collectors Universe, Inc.) ("BK&S"). The transaction occurred on February 19, 2004.

           The unaudited pro forma condensed combined statements of operations combine the historical combined statements of operations of GMAI and BK&S, giving effect to the asset purchase transaction as if it had occurred on July 1, 2002 and reflects the pro forma adjustments to give effect to the asset purchase transaction. The unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheet of GMAI and the historical combined balance sheet of the BK&S, giving effect to the purchase of certain assets (primarily intangible assets) as if it had been consummated on December 31, 2003 and reflects the pro forma adjustments to give effect to the asset purchase transaction.


              YOU SHOULD READ THIS INFORMATION IN CONJUNCTION WITH:

     o The accompanying notes to the unaudited pro forma condensed combined financial statements;

     o The separate historical audited financial statements of GMAI as of and for the year ended June 30, 2003 included in GMAI's Annual Report on Form 10-K for the year ended June 30, 2003.

     o The separate historical unaudited financial statements of GMAI as of December 31, 2003 and for the six months ended December 31, 2003, included in GMAI's Form 10Q.

     o The separate historical audited combined financial statements of BK&S as of and for the years ended June 30, 2002 and 2003, included in this document as Exhibit 99.1.

     o The separate historical unaudited combined financial statements of BK&S as of December 31, 2003 and for the six months ended December 31, 2002 and 2003, included in this document as Exhibit 99.1.


           We present the unaudited pro forma condensed combined financial information for informational purposes only. The pro forma information is not necessarily indicative of what GMAI's financial position or results of operations actually would have been had it completed the acquisition at the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.


                           Greg Manning Auctions, Inc.
         Unaudited Pro Forma Condensed Combined Statement of Operations
                  (amounts in thousands except per share data)
                        For the year ended June 30, 2003

                                                                    Historical
                                                            Greg Manning   BK&S Auction   Pro Forma    Pro Forma
                                                            Auctions, Inc. Businesses     Adjustments  Combined
Operating Revenue
    Sales of inventory                                       $  89,268    $  10,048  (g)  $  (2,857)   $  96,459
    Sales of inventory-related party                             7,654         --               --          7,654
    Commissions earned                                           4,269        3,957             --          8,226
                                                             ---------       ---------    ---------    ---------
       Total Revenue                                           101,191       14,005          (2,857)     112,339
                                                             ---------       ---------    ---------    ---------

Cost of merchandise sold                                        86,672       11,032  (h)     (2,649)      95,055
                                                             ---------       ---------    ---------    ---------

       Gross Profit                                             14,519        2,973  (h)       (208)      17,284
                                                             ---------       ---------    ---------    ---------

Operating Expenses
    General and Administrative                                   5,175        7,062             --        12,237
    Depreciation and Amortization                                  557               (i)         50
                                                                                     (j)        120          727
    Salaries and Wages                                           5,457          --            5,457
    Marketing                                                    1,561          --            1,561
    Impairment of goodwill                                        --          1,196  (k)     (1,196)        --
                                                             ---------    ---------       ---------     --------

Total Operating Expenses                                        12,750        8,258          (1,026)      19,982

       Operating Income (Loss)                                   1,769       (5,285)            818       (2,698)

Other Income (Expenses)
    Interest Income                                                172          176             --           348
    Interest Expense                                              (874)         --              --          (874)
    Loss on marketable securities                                  (87)         --              --           (87)
    Gain from sale of investee - related party                   2,035          --           2,035
    Other                                                         --             20             --            20
                                                             ---------    ---------      ---------     ---------

    Income (loss) before income taxes                            3,015       (5,089)           818        (1,256)
Provision for (Benefit from) Income taxes                          192          --              --           192
                                                             ---------    ---------      ---------     ---------

Net Income (loss) before cumulative change
  in accounting principle                                        2,823       (5,089)           818       (1,448)

Cumulative change in accounting principle                         --        (11,019) (k)    11,019           --
                                                              ---------    ---------     ---------    ---------

Net Income (loss)                                            $   2,823    $ (16,108)     $  11,837    $  (1,448)
                                                             =========    =========      =========    =========

Basic Earnings (loss) per share:
    Weighted average shares outstanding                         12,739                          --       12,739
    Earnings (loss) per share                                $    0.22                                $   (0.11)
                                                             =========                                =========

Diluted Earnings (loss) per share:
    Weighted average shares outstanding                         12,816               (l)       (77)      12,739
    Earnings (loss) per share                                $    0.22                                $   (0.11)
                                                             =========                                =========

         See Notes to Pro Forma Condensed Combined Financial Statements


                           Greg Manning Auctions, Inc.
              Unaudited Pro Forma Condensed Combined Balance Sheet
                  (amounts in thousands except per share data)
                                December 31, 2003

                                                     Historical
                                            Greg Manning     BK&S Auction       Pro Forma     Pro Forma
       Assets                               Auctions, Inc.    Businesses        Adjustments   Combined

Current Assets
Cash and Cash Equivalents                    $  9,253                    (b)     $ (1,025)     $  8,228
Accounts Receivable, net
   Auctions and Trade Receivables              10,322            4,149   (c)       (4,149)
                                                                         (e)          (49)
                                                                         (f)         (699)        9,574
   Accounts receivable-related party           11,947             --                             11,947
   Advances to Consignors                       3,215            1,093   (c)       (1,093)        3,215
Inventory                                      35,148            1,899   (c)       (1,899)
                                                                         (d)          (30)       35,118
Prepaid Expenses and other current
  assets                                          710               76   (c)          (76)          710
Notes Receivable                                 --                131   (c)         (131)         --
                                             --------          -------             --------    --------
   Total Current Assets                        70,595            7,348             (9,151)       68,792


Property and Equipment, Net                     1,834               72   (c)          (72)
                                                                         (a)          150         1,984

Notes Receivable, net of current
  portion                                        --                145   (c)         (145)         --
Goodwill, net                                   6,903             --     (a)        1,760         8,663
Other Purchased Intangibles, net                  970             --     (a)          600         1,570
Marketable Securities                             169             --                                169
Other Non-Current Assets
   Loans Receivable-Related Party                 600             --                                600
   Inventory                                      850             --                                850
   Other                                          364               69   (c)          (69)          364
                                             --------         --------           --------      --------
     Total Assets                            $ 82,285         $  7,634           $ (6,927)     $ 82,992
                                             ========         ========           ========      ========

Liabilities and Stockholders' Equity

Current Liabilities

Notes Payable and Capital Leases             $  4,643         $   --     (b)     $  1,485      $  6,128
Payable to Third Party Consignors               2,108            3,056   (c)       (3,056)        2,108
Accounts Payable                               18,059                    (e)          (49)
                                                                         (f)         (699)       17,311
Advances payable                                  162                                               162
Advances payable - related party                4,976                                             4,976
Accrued Expenses                                6,082              251   (c)         (251)        6,082
Other                                            --                 64   (c)          (64)         --
                                             --------          -------           --------      --------
   Total Current Liabilities                   36,030            3,371             (2,634)       36,767
Notes Payable - Long Term                          26             --                 --              26
                                             --------          -------           --------      --------
   Total Liabilities                           36,056            3,371             (2,634)       36,793

Stockholders' Equity                           46,229            4,263   (c)       (4,263)
                                                                         (d)          (30)       46,199
                                             --------          -------           --------      --------

   Total Liabilities and
   Stockholders' Equity                      $ 82,285         $  7,634           $ (6,927)     $ 82,992
                                             ========         ========           ========      ========

         See Notes to Pro Forma Condensed Combined Financial Statements


                           Greg Manning Auctions, Inc.
         Unaudited Pro Forma Condensed Combined Statement of Operations
                  (amounts in thousands except per share data)
                   For the Six Months ended December 31, 2003

                                                          Historical
                                                 Greg Manning      BK&S Auction     Pro Forma   Pro Forma
                                                 Auctions, Inc.    Businesses      Adjustments  Combined
Operating Revenue
 Sales of inventory                                $ 52,408        $  4,457  (f)    $ (1,011)   $ 55,854
 Sales of inventory-related party                    30,645                                       30,645
 Commissions earned                                   4,649           2,142                        6,791
                                                   --------        --------         --------    --------
   Total Revenue                                     87,702           6,599           (1,011)     93,290
                                                   --------        --------         --------    --------

Cost of merchandise sold                             66,849           5,101  (h)        (981)     70,969
                                                   --------        --------         --------    --------

   Gross Profit                                      20,853           1,498  (h)         (30)     22,321
                                                   --------        --------         --------    --------

Operating Expenses
 General and Administrative                           4,621           2,812               --       7,433
 Depreciation and Amortization                          370                  (i)          25
                                                                             (j)          60         455
 Salaries and Wages                                   4,696                               --       4,696
 Marketing                                              940                               --         940
                                                   --------        --------         --------    --------

Total Operating Expenses                             10,627           2,812               85      13,524

   Operating Income (Loss)                           10,226          (1,314)            (115)      8,797

Other Income (Expenses)
 Interest Income                                        109              40               --         149
 Interest Expense                                      (377)                              --        (377)
 Impairment of investment in investee -
    method investee                                    (500)             --               --        (500)
 Other                                                 --                 4               --           4
                                                   --------        --------         --------    --------

 Income (loss) before income taxes                    9,458          (1,270)            (115)      8,073
Provision for (Benefit from) Income taxes             2,944              --               --       2,944
                                                   --------        --------         --------    --------

Net Income (loss)                                  $  6,514        $ (1,270)        $   (115)   $  5,129
                                                   ========        ========         ========    ========

Basic Earnings (loss) per share:
 Weighted average shares outstanding                 21,239                               --      21,239
 Earnings (loss) per share                         $   0.31                                     $   0.24
                                                   ========                                     ========

Diluted Earnings (loss) per share:
 Weighted average shares outstanding                 23,015                               --      23,015
 Earnings (loss) per share                         $   0.28                                     $   0.22
                                                   ========                                     ========

         See Notes to Pro Forma Condensed Combined Financial Statements

      Notes to Unaudited Pro Forma Condensed Combined Financial Statements
         (Dollar amounts in thousands, except for per share or as noted)

1.   Basis of Presentation

      The acquisition will be accounted for as a purchase by GMAI under accounting principles generally accepted in the United States of America. We prepared the unaudited pro forma condensed combined financial information using the purchase method of accounting with GMAI treated as the acquirer. Accordingly, GMAI's cost to acquire BK&S will be allocated to the assets acquired and liabilities assumed based upon their estimated fair values as of the date of acquisition. Accordingly, the purchase price allocation pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information.

2.   Purchase Price

     To record asset acquisition comprised of Property and Equipment, Other Intangibles Assets and Goodwill

      Purchase price                           $   2,510
                                               ---------

      Fair value of assets acquired:
         Property and equipment                      150
         Customer lists                              300
         Trade names                                 300
                                               ----------
          Goodwill                             $   1,760
                                               ===========


      The above allocation is based upon management's estimates. Property and equipment will be depreciated under the straight-line method over its useful lives, which are estimated to be three years. Customer lists and trade names will be amortized under the straight-line method over their useful lives, which are estimated to be five years.

3.    Accounting Policies and Financial Statement Classifications

      Upon completion of the acquisition, GMAI will review their accounting policies and financial statement classifications. As a result of that review, it may become necessary to make certain reclassifications to the combined company's financial statements to conform to those accounting policies and classifications that are determined to be more appropriate.

     Notes to Unaudited Pro Forma Condensed Combined Financial Statements -
                                  (continued)
         (Dollar amounts in thousands, except for per share or as noted)

4.    Pro Forma Adjustments

      Adjustments included in the column under the heading "Pro Forma Adjustments" primarily relate to the following:

(a) To record fair market value of property and equipment and other purchased intangibles. To record excess purchase price paid over the fair market value of the assets acquired (see Note 2 for calculation of goodwill and other intangibles).

(b) To record cash payment of $1,025 at closing of the total purchase price of $2,510. To record remaining amount of purchase price in the form of a Note Payable of $1,485 (three installments due within 1 year).

(c) To eliminate historical assets, liabilities and equity not acquired as part of acquisition.

(d) To eliminate intercompany profit included in ending inventory resulting from purchases from BK&S by GMAI.

(e) To eliminate historical accounts receivable (GMAI) and corresponding accounts payable (BK&S) balances from transactions between GMAI and BK&S.

(f) To eliminate historical accounts payable (GMAI) and corresponding accounts receivable balances (BK&S) from transactions between GMAI and BK&S.

(g)  To eliminate historical sales between GMAI and BK&S auction businesses.

(h) To eliminate related cost of sales and gross profit relating to sales between GMAI and BK&S.

(i)  To recognize depreciation over estimated useful life of three years.

(j)  To record amortization expense over estimated useful life of five years.

(k) To eliminate the impairment of goodwill and the cumulative effect of accounting change, since GMAI would not have acquired any previously existing intangible assets.

(l) To reflect antidilutive effect since the combined Proforma results are a Net Loss.

GMAI has federal net operating loss carryforwards, which reduces its overall income tax expense. GMAI's provision for income taxes primarily relates to state and foreign income taxes based on their statutory income tax rates. Therefore, there are no proforma adjustments with respect to income taxes. The proforma income (loss) before provision for income taxes noted above would not yield any significant income tax expense to be included in the proforma results.